Summary Prospectus February 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS SHORT DURATION PLUS FUND






CLASS/Ticker    A   PPIAX    B   PPLBX    C   PPLCX    INST   PPILX    S   DBPIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/ mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C), (800) 730-1313
(INST) and (800) 728-3337 (S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated February 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 9) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                                A          B          C    INST      S
                                     ------------  ---------  ---------  ------  -----
Maximum sales charge (load) on pur-
chases, as % of offering price             2.75      None       None     None    None
------------------------------------       ----      --         --       ------  -----
Maximum contingent deferred sales
charge (load), as % of redemption
proceeds                               None(1)     4.00       1.00       None    None
------------------------------------   --------    ----       ----       ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                            A          B          C        INST           S
                                    ---------  ---------  ---------  ----------  ----------
Management fee                          0.36       0.36       0.36       0.36        0.36
-----------------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                            0.24       0.99       1.00      None        None
-----------------------------------     ----       ----       ----      -----       -----
Other expenses (includes an admin-
istrative fee)                          0.28       0.50       0.26       0.16        0.34
-----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                                0.88       1.85       1.62       0.52        0.70
-----------------------------------     ----       ----       ----      -----       -----
Less expense waiver/reimbursement       0.00       0.20       0.00       0.00        0.00
-----------------------------------     ----       ----       ----      -----       -----
NET ANNUAL FUND OPERATING
EXPENSES                                0.88       1.65       1.62       0.52        0.70
-----------------------------------     ----       ----       ----      -----       -----

(1) Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.50% if redeemed within 12 months of purchase.

The Advisor has contractually agreed through January 31, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 1.65% for Class B shares. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for Class B shares) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C    INST       S
-------  --------  --------  --------  ------  ------
1        $ 362     $ 568     $ 265     $53     $72
--       -----     -----     -----     ---     ---
3          548       862       511     167     224
--       -----     -----     -----     ---     ---
5          749     1,182       881     291     390
--       -----     -----     -----     ---     ---
10       1,329     1,663     1,922     653     871
--       -----     -----     -----     ---     ---

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C    INST       S
-------  --------  --------  --------  ------  ------
1        $ 362     $ 168     $ 165     $53     $72
--       -----     -----     -----     ---     ---
3          548       562       511     167     224
--       -----     -----     -----     ---     ---
5          749       982       881     291     390
--       -----     -----     -----     ---     ---
10       1,329     1,663     1,922     653     871
--       -----     -----     -----     ---     ---

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 112% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal market conditions, the fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the fund's investment advisor to be of similar quality). The fund may invest in securities of varying maturities. The fund normally seeks to maintain an average portfolio duration of no longer than three years by investing in fixed income securities with short-to intermediate-term maturities.


Fixed income securities in which the fund may invest include US government securities or obligations that are issued or guaranteed by the US Treasury or by agencies or instrumentalities of the US government; obligations backed by such US government securities; US dollar-denominated fixed income securities of domestic or foreign corporations, foreign governments or supranational entities, including adjustable rate loans that have a senior right to payment; US dollar-denominated asset-backed securities issued by domestic or foreign entities; mortgage pass-through securities issued by governmental and non-governmental issuers; collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage-backed securities; short-term investments, including money market mutual funds. The fund invests in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by the fund's investment advisor to be of similar quality.


The fund may also invest up to 10% of its assets in domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Such lower-rated securities may be US dollar-denominated, and a portion may consist of non-US dollar-denominated investments.


MANAGEMENT PROCESS. The fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets. Portfolio management uses a top-down approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.


IGAP STRATEGY. In addition, portfolio management seeks to enhance returns by employing a proprietary overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond and currency markets. The iGAP strategy uses derivatives (contracts whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund also may use various types of derivatives outside of the iGAP strategy, such as futures contracts, forward contracts, and options on forward contracts. It may use these to increase its exposure to certain groups of securities and as a hedging strategy to maintain a specific portfolio duration or to protect against market risk. The fund may also use derivatives to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

OTHER INVESTMENTS. The fund may also invest in Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases,



                                       2
SUMMARY PROSPECTUS February 1, 2010               DWS Short Duration Plus Fund
debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and Statement of Additional Information.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For Class A, Class B and Class C shares, historical performance prior to class inception is based on the performance of the fund's original share class, Investment Class shares, adjusted to reflect the higher expenses and applicable sales charges of the relevant share class. Investment Class shares were renamed Class S shares on October 23, 2006.


Prior to November 17, 2004, the fund had a different objective, strategies, fees and expenses. Consequently, the fund's past performance prior to this time may have been different if the current strategy had been in place.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.




[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




   5.72     6.47      5.88      4.75      3.75      6.30      2.47       5.74     5.45       -7.13     12.97
  1999        2000      2001    2002      2003      2004      2005      2006       2007     2008       2009




Best Quarter: 4.62%, Q2 2009   Worst Quarter: -5.08%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                CLASS          1          5         10       SINCE
                            INCEPTION       YEAR      YEARS      YEARS   INCEPTION
                          -----------  ---------  ---------  ---------  ----------
CLASS A before tax         11/29/02        9.65       3.07       4.24         -
-------------------------  --------       -----       ----       ----         -
CLASS B before tax          4/23/07        8.85       2.38       3.40         -
-------------------------  --------       -----       ----       ----         -
CLASS C before tax           2/3/03       11.92       2.92       3.78         -
-------------------------  --------       -----       ----       ----         -
INST CLASS before tax       8/27/08       12.99         -          -        3.98
-------------------------  --------       -----       ----       ----       ----
CLASS S before tax         12/23/98       12.97       3.77       4.72         -
-------------------------  --------       -----       ----       ----       ----
  After tax on
  distributions                           11.16       2.22       3.34         -
  After tax on distribu-
  tions, with sale of
  fund shares                              8.37       2.38       3.42         -
------------------------- --------        -----       ----       ----       ----
BARCLAYS CAPITAL 1-3
YEAR GOVERNMENT/
CREDIT INDEX                               3.82       4.32       4.86         -
------------------------- --------        -----       ----       ----       ----
Since INST Class
Inception                                    -          -          -        4.43
------------------------- --------        -----       ----       ----       ----

                                       3
SUMMARY PROSPECTUS February 1, 2010               DWS Short Duration Plus Fund

INST Class index comparison began on 8/31/08.

BARCLAYS CAPITAL 1-3 YEAR GOVERNMENT/CREDIT INDEX is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


On January 26, 2010, the Advisor announced its intention to transition members of your fund's portfolio management team who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor. In order for the fund to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the fund's Board of Trustees the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed during the second quarter of 2010.


PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2002.


MATTHEW F. MACDONALD, CFA. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2006.


ERIC S. MEYER, CFA. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2008.


THOMAS PICCIOCHI. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2007.


GARY SULLIVAN, CFA. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2006.


ROBERT WANG. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2005.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares were created especially for former Class B shareholders of DWS Short Term Bond Fund. Class B shares are generally not available to new investors. Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Institutional Class shares are generally available only to qualified institutions. Class S shares are generally available only to existing Class S shareholders.



TAX INFORMATION


The fund's distributions (dividend distributions are expected to be paid monthly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
SUMMARY PROSPECTUS February 1, 2010               DWS Short Duration Plus Fund
DSDPF-SUM